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                       Prudential Financial Services Fund
                    a series of Prudential Sector Funds, Inc.
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                         Supplement dated July 8, 2002
                       Prospectus dated January 29, 2002

Effective June 2002, Bradley Goldberg retired as portfolio manager of the Fund. He has been replaced by Andrew M. Tucker. The following information supplements the information contained in the Prospectus of the Fund on page 28.

How the Funds are Managed
Portfolio Managers--Prudential Financial Services Fund

    Andrew M. Tucker, CFA, a Vice President of the Equity Research Group of Jennison, has served as a portfolio manager to the Fund since June 2002. Prior to joining Jennison in September 1997, he served as an equity analyst with the Wachovia Bank of North Carolina. Mr. Tucker received his B.S. magna cum laude in Business Administration from Washington and Lee University in 1992.

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